Share-Based Instruments	6 Months Ended
Jun. 30, 2021
Share-Based Instruments
Schedule of share-based payment

Note 5 – Share-Based Instruments

Restricted Stock Unit Program

Genmab A/S established an RSU program as an incentive for all the Genmab group’s employees, members of the Executive Management, and members of the Board of Directors.

For details of the RSU program prior to changes in 2021, refer to Note 4.6 in the Annual Report.

In February 2021, the RSU program was amended (the “2021 RSU Program”). Under the terms of the 2021 RSU Program, the Board may decide, in its sole discretion, to accelerate the vesting of the RSUs held by a participant, or accelerate the vesting of the RSUs and make a cash settlement in case of (1) a change of control event as defined in the 2021 RSU Program, if a participant’s employment terms are materially changed to his or her detriment during the 12-month period following the change in control event, or if the participant, who is a member of the Board, is replaced by a new board member or such participant's seat on the Board is eliminated due to a reduction in the number of board members, or (2) certain other extraordinary transactions as described in the 2021 RSU Program.

Under the terms of the 2021 RSU Program, in the event an RSU holder separates from the Company under circumstances in which the RSU holder is considered a “bad-leaver,” such as being dismissed for cause or during the employment probationary period, unvested RSU will be forfeited. RSU holders may maintain a pro rata portion of unvested RSUs if they separate from the Company under circumstances where they are considered “good-leavers,” such as dismissal without cause or termination of employment due to the Company’s material breach of the RSU holder’s employment terms, or if the participant is a member of the Board, if the membership of the Board ceases for any other reason than as a result of the participants death. All unvested RSUs will be forfeited in the event of termination of employment due to the RSU holder’s death.

During the first half of 2021, 159,567 RSUs were granted with a weighted average fair value of DKK 2,149.55 per RSU. During the first half of 2020, 22,672 RSUs were granted with a weighted average fair value of DKK 1,491.16 per RSU.

During the first half of 2021, 49,012 RSUs vested, compared to 39,438 RSUs during the first half of 2020. Genmab settles RSUs using shares issued from treasury stock. A portion of the settlement is withheld to satisfy individual statutory tax withholding obligations in certain jurisdictions which remain in Genmab’s treasury share account.

Warrant Program

Genmab A/S established warrant programs as an incentive for all the Genmab group’s employees, and members of the Executive Management.

For details of the warrant programs prior to changes in 2021, refer to Note 4.6 in the Annual Report.

In February 2021, the Warrant Program was amended (the “2021 Warrant Program”). Under the terms of the 2021 Warrant Program, the Board may decide, in its sole discretion, to accelerate the vesting of the warrants held by a warrant holder in case of (1) a change of control event as defined in the 2021 Warrant Program, if a warrant holder’s employment terms are materially changed to his or her detriment during the 12-month period following a change in control event, or (2) certain other extraordinary transactions as described in the 2021 Warrant Program.

Under the 2021 Warrant Program, if a warrant holder separates from the Company under circumstances in which the warrant holder is considered a “bad-leaver,” such as being dismissed for cause or during the employment probationary period, unvested warrants will be forfeited. Warrant holders may maintain a pro rata portion of unvested warrants if they separate from the Company under circumstances where they are considered “good-leavers,” such as dismissal without cause or termination of employment due to the Company’s material breach of the warrant holder’s employment terms. All unvested warrants will be forfeited in the event of termination of employment due to the warrant holder’s death.

During the first half of 2021, 147,568 warrants were granted to Genmab employees with a weighted average exercise price of DKK 2,189.21 per warrant and a weighted average Black-Scholes fair market value of DKK 683.79 per warrant. During the first half of 2020, 49,323 warrants were granted to Genmab employees with a weighted average exercise price of DKK 1,548.22 per warrant and a weighted average Black-Scholes fair market value of DKK 465.70 per warrant.

During the first half of 2021, 74,992 warrants were exercised with a weighted average exercise price on date of grant of DKK 606.22 with proceeds to Genmab of DKK 46 million. The warrants exercised increased share capital accordingly and corresponded to approximately 0.11% of share capital. During the first half of 2020, 272,078 warrants were exercised with a weighted average exercise price on date of grant of DKK 261.06 with proceeds to Genmab of DKK 71 million. The warrants exercised increased share capital accordingly and corresponded to approximately 0.42% of share capital.

Share-based compensation expense

Share-based compensation expenses related to Genmab RSU and warrant programs for the first half of 2021 totaled DKK 142 million compared to DKK 98 million for the first half of 2020.

Share repurchases

In general, Genmab intends to purchase its own shares in order to cover a portion of the obligations in relation to RSUs. Authorization to purchase Genmab shares up to a nominal value of DKK 500,000 (500,000 shares) was given by the shareholders at the annual general meeting in March 2016. As of December 31, 2020, a total of 225,000 shares, with a nominal value of DKK 225,000, had been repurchased under the March 2016 authorization. The March 2016 authorization expired in March 2021. Additionally, in March 2019, Genmab shareholders authorized the repurchase up to an additional nominal value of DKK 500,000 (500,000 shares). A portion of the shares that may be repurchased under this authorization may be used to cover Genmab’s obligations in relation to the RSUs. Moreover, in April 2021, Genmab shareholders authorized us to repurchase up to an additional nominal value of DKK 500,000 (500,000 shares) to cover obligations under our share-based remuneration programs.

As announced on February 23, 2021, Genmab initiated a share buy-back program. During the first half of 2021, Genmab acquired 200,000 of its own shares, representing approximately 0.3% of share capital. The total amount paid to acquire the shares, including directly attributable costs, was DKK 447 million and has been recognized as a deduction to shareholders’ equity. These shares are classified as treasury shares and are presented within retained earnings on the balance sheet as of June 30, 2021. There were no share repurchases during the first half of 2020.

As of June 30, 2021, 299,206 treasury shares were held by Genmab to cover the obligations in relation to the RSU program and to mitigate the dilutive effect of share capital increases resulting from future exercises of warrants.